                                                                      EXHIBIT 23


CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in Post Effective Amendment No. 2 to the Registration Statement (Form S-8 No. 33-24187) pertaining to the Ingles Markets, Incorporated 1983 Stock Option Plan and in the related Prospectus, in the Registration Statement (Form S-8 No. 33-52103) pertaining to the Ingles Markets, Incorporated Investment/Profit Sharing Plan and in the related Prospectus, in the Registration Statement (Form S-8 No. 333-13067) pertaining to Ingles Markets, Incorporated 1987 Employee Incentive Stock Option Plan and in the related Prospectus, in the Registration Statement (Form S-8 No. 33-63167) pertaining to the Ingles Markets, Incorporated 1991 Nonqualified Stock Option Plan and in the related Prospectus, in the Registration Statement (Form S-8 No. 33-63165) pertaining to the Option Agreement dated July 21, 1993 entered into by Ingles Markets, Incorporated with Robert P. Ingle and in the related Prospectus, in the Registration Statement (Form S-8 No. 33-63163) pertaining to the Option Agreement dated July 21, 1993 entered into by Ingles Markets, Incorporated with Landy B. Laney and in the related Prospectus, in the Registration Statement (Form S-8 No. 333-88310) pertaining to the Ingles Markets, Incorporated Amended and Restated 1997 Nonqualified Stock Option Plan and in the related Prospectus, and in the Registration Statement (Form S-8 No. 333-74459) pertaining to the Ingles Markets, Incorporated Investment/Profit Sharing Plan and in the related Prospectus, of our report dated November 18, 2002 with respect to the consolidated financial statements and schedule of Ingles Markets, Incorporated and subsidiaries included in the Annual Report (Form 10-K) for the year ended September 28, 2002.



                                               /s/ Ernst & Young LLP
                                                  Greenville, South Carolina
                                                  December 9, 2002